Supplement to the

Retirement Government Money Market Portfolio

Retirement Money Market Portfolio

Funds of Fidelity Money Market Trust

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2005

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The funds' management fees are not impacted by these arrangements.

RMM/RGMB-06-01 July 19, 2006
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